As filed with the Securities and Exchange Commission on September 25, 2017

File No. 333-183155
File No. 811-22732

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 44	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 46	X

____________________________________________

HORIZONS ETF TRUST I

(Exact Name of Registrant as Specified in Charter)

c/o Horizons ETFs Management (US) LLC

625 Madison Avenue, 3rd Floor
New York, New York 10022

(Address of Principal Executive Office)

(212) 205-8300

(Registrant's Telephone Number)

_______________________________________________________________

Corporation Service Company

251 Little Falls Drive

Wilmington, DE 19808

(Name and address of agent for service)

Copies of communications to:

Bibb L. Strench, Esq.
Thompson Hine LLP

1919 M Street, N.W., Suite 700
Washington, D.C. 20036-1600

It is proposed that this filing will become effective (check appropriate box)

Immediately upon filing pursuant to paragraph (b)
On (date) pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)
X	On December 14, 2017 pursuant to paragraph (a)
75 days after filing pursuant to paragraph (a)(2)
On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

December 1[  ], 2017

PROSPECTUS

Horizons ETF Trust I

Horizons S&P 500 Covered Call ETF Ticker Symbol: HSPX

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares are bought and sold at market price (not NAV), are not individually redeemable, and owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, consisting of 50,000 Shares.

Summary Information— Horizons S&P 500® Covered Call ETF

Investment Objective

The S&P 500 Covered Call ETF seeks investment results that, before fees and expenses, generally correspond to the performance of the CBOE S&P 500 2% OTM BuyWrite Index.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares. These costs are not included in the expense example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%
[1]	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made, however, there is no intention to make such payments during the 12 months of operation from the date of this Prospectus. Accordingly, the Board of Trustees (the “Board”) has determined that 12b-1 fees may only be imposed after approval by the Board. Any forgone 12b-1 fees will not be recoverable during any subsequent period.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$66
3	$208
5	$362
10	$810

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs may affect the Fund’s

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performance. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. During the most recent fiscal year ended April 30, 2017, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an index fund that employs a “passive management” investment strategy in seeking to achieve its objective of providing investment results that generally correspond to the performance of the CBOE S&P 500 2% OTM BuyWrite Index (the “Underlying Index”). The Underlying Index is comprised of two parts: (1) all the equity securities in the S&P 500 Index (the “Reference Index”) in substantially similar weight as the Reference Index; and (2) short (written) call options on up to 100% of the S&P 500 Index. The Fund invests at least 80% of its total assets in securities that comprise its Underlying Index.

The Reference Index is a float-adjusted market capitalization weighted index containing equity securities of 500 industrial, information technology, utility and financial companies amongst other GICS® sectors, regarded as generally representative of the U.S. stock market. A float-adjusted market capitalization weighted index weights each index component according to its market capitalization, using the number of shares that are readily available for purchase on the open market.

The Underlying Index measures the performance of a hypothetical portfolio that employs a covered call strategy. A covered call strategy is generally considered to be an investment strategy in which an investor buys a security, and sells (or “writes”) a call option on that security in an attempt to generate more income. The “premium” paid by the buyer of the option provides income in addition to the security’s dividends or other distributions. The Underlying Index consists of long positions in companies in the Reference Index and an out-of-the-money call option written on the S&P 500 Index. “Out-of-the-money” call options have a strike price above the market price of the security. These options are written (sold) systematically on the monthly option writing date of the Underlying Index. Generally, in return for the option premium, the Fund gives the purchaser of the call option either (1) the right to buy the security from the Fund at a specified exercise (or “strike”) price, or (2) the right to receive a cash payment equal to any positive difference between the value of the security and the exercise price on or before the expiration date of the option. The Fund writes options that are the second variety such that they give the option purchaser the right to receive a cash payment equal to any positive difference between the value of the security and the exercise price on the expiration date of the option. The Fund writes “out-of-the-money” call options, which is when the strike price is above the market price of the security, as determined on the monthly option writing date of the Underlying Index in accordance with the Underlying Index methodology. Out-of-the-money call options written by the Fund may allow the Fund to preserve some of the price appreciation potential of the underlying securities. A covered call strategy can potentially mitigate a decline in the price of the securities on which options are written to the extent of the premiums the Fund receives. A covered call strategy is generally used in a neutral-to-bullish market environment, where a slow and steady rise in market prices is anticipated. Because a covered call strategy generates income in the form of premiums from the written options, the Underlying Index is expected to provide higher returns with lower volatility than the Reference Index in many market environments.

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However, when the equity market is rallying rapidly the Underlying Index is expected to underperform the Reference Index.

There can be no assurance, however, that the Underlying Index will perform as expected. The options in the Underlying Index will be traded on national options exchanges. Long positions in the equity securities of the Underlying Index are, in accordance with the Underlying Index’s methodology, indexed to the Reference Index which includes rebalancing quarterly for share updates and on an as-needed basis to account for corporate actions and market developments. Options positions in the Underlying Index are written on up to 100% of the S&P 500 Index and are rebalanced monthly, as well as on an as-needed basis to account for corporate actions and market developments. As of February 28, 2017, the S&P 500 Index included common stocks of 505 companies with a market capitalization range of between approximately $2.5 billion and $730.4 billion.

The Fund generally uses a replication methodology, meaning it will invest in all of the securities comprising the Underlying Index in proportion to the weightings in the Underlying Index. The Fund seeks correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would represent perfect correlation. However, the Fund may from time-to-time utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the equity securities comprising the Underlying Index.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Reference Index and the Underlying Index are so concentrated.

The Underlying Index is provided by S&P Dow Jones Indices LLC, which is unaffiliated with the Fund, its investment adviser, Horizons ETFs Management (US) LLC (the “Adviser”). S&P Dow Jones Indices LLC maintains, calculates and publishes information regarding the Underlying Index.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or

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liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent that the Reference Index and the Underlying Index concentrate in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.

Equity Risk. Equity risk is the risk that the value of the long equity securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Large Capitalization Company Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Market Risk. Securities in the Reference Index are subject to market fluctuations. You should anticipate that the value of Shares will decline, more or less, in correlation with any decline in value, in aggregate, of the securities in the Reference Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including because the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index.

Passive Investment Risk. Unlike many investment companies, the Fund does not utilize an active investment strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Real Estate Investment Trust (“REIT”) Risk. As of the date of this Prospectus, the Reference Index includes REITs. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments in REITs. Investing in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. In addition, a REIT may fail to qualify for

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the favorable U.S. federal income tax treatment generally available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), and may fail to maintain exemption from the registration requirements of the 1940 Act.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Underlying Index.

U.S. Federal Income Tax Risk. The Fund’s investment strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income, which for non-corporate shareholders is subject to federal income tax at rates of up to 20%. The Fund’s investment strategy may also limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders. For these reasons, a significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. You should consult your tax advisor as to the tax consequences of acquiring, owning and disposing of Shares in the Fund.

Writing Covered Call Option Risk. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the securities in the Underlying Index above the exercise prices of the written options, but will continue to bear the risk of declines in the value of such securities. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

Performance

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and Reference Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting http://us.horizonsetfs.com.

The Fund was reorganized on July 10, 2017 from the Horizons S&P 500® Covered Call ETF (“the Predecessor Fund”), a series of the Exchange Listed Funds Trust, into a series of Horizons ETF Trust I, a Delaware statutory trust. The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes the performance of the Predecessor Fund, which was then advised by Exchange Traded Concepts, LLC and sub-advised by Horizons ETFs Management (USA) LLC.

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Annual Total Returns as of 12/31*

Best Quarter:	5.53%	12/31/2015
Worst Quarter:	-5.56%	9/30/2015

The performance information shown above is based on a calendar year. The Fund’s year-to date return as of the most recent calendar quarter ended September 30, 2017 was [__]%.

Average Annual Total Returns

(for the periods ended December 31, 2016)

S&P 500 ® Covered Call ETF	1 Year	Since Inception (June 24, 2013)
Return Before Taxes	8.00%	8.10%
Return After Taxes on Distributions	7.10%	6.93%
Return After Taxes on Distributions and Sale of Fund Shares	4.50%	5.96%
CBOE S&P 500 2% OTM BuyWrite Index*	[__]%	[__]%
S&P 500 ® Stock Covered Call Index	7.31%	8.07%
S&P 500 ® Index	11.96%	12.91%

* The Fund has replaced the S&P 500® Stock Covered Call Index as its broad-based securities market index with the CBOE S&P 500 2% OTM BuyWrite Index to reflect the change in the Fund’s Underlying Index and investment objective, which changed on December 1[   ], 2017.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through

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tax-deferred arrangements, such as a retirement account. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund Shares at the end of the measurement period.

Investment Adviser

Horizons ETFs Management (US) LLC is the investment adviser to the Fund.

Portfolio Managers

The following personnel of Horizons ETFs Management (US) LLC are responsible for the day-to-day management of the Fund and have served as its portfolio managers since inception. Steven Hawkins, Portfolio Manager; Nicolas Piquard, Portfolio Manager; Hans Albrecht, Portfolio Manager; Wade Guenther, Portfolio Manager; and David Kunselman, Portfolio Manager. Messrs. Hawkins, Piquard, Albrecht, Guenther and Kunselman served the Predecessor Fund as portfolio managers since 2013, 2014, 2015, 2015, and 2015, respectively.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with “authorized participants” who have entered into contractual arrangements with Foreside Fund Services, LLC, the Fund’s distributor (“Distributor”). A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the NYSE Arca, Inc. exchange (“Exchange” or “NYSE-Arca”) and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Investment Strategies and Risks

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its total assets in the securities included in its Underlying Index. The Adviser anticipates that, generally, the Fund will hold all of the securities that comprise its Underlying Index in proportion to their weightings in such Underlying Index. However, where there are practical difficulties or substantial costs involved or under other circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in its Underlying Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the Fund’s Underlying Index, purchase securities not in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to provide investment results that closely correspond, before fees and expenses, to the price and yield performance of the Underlying Index. The Fund may sell securities that are represented in its Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in its Underlying Index in anticipation of their addition to such Underlying Index. The Fund may also, in order to comply with the tax diversification requirements of the Internal Revenue Code of 1986, as amended (“Code”), temporarily invest in securities not included in its Underlying Index that are expected to be highly correlated with the securities included in the Underlying Index.

Additional Investment Strategies

The Fund may invest the portion of its total assets not invested in the Underlying Index in securities not included in the Underlying Index (other than those described above), money market instruments, including repurchase agreements or money market funds, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and certain derivatives. The Fund will not use any temporary defensive strategies, such as making investments in money market instruments not included in its Underlying Index, for temporary defensive purposes. Although the Fund currently does not intend to invest in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other exchange-traded funds, the Fund may invest in such funds to the extent permitted by the 1940 Act.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund’s investment objective and each of its other investment policies that are non-fundamental policies that may be changed by the Board of Trustees (“Board”) of Horizons ETF Trust I (“Trust”) without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions -- Investment Restrictions.”

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Risks of Investing in the Fund

The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section followed by additional risk information.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Concentration Risk. The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

Equity Risk . Equity risk is the risk that the value of the long equity securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities the Fund holds; the price of common stock may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities the Fund holds. In addition, common stock in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Large Capitalization Company Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

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Market Capitalization Risk . The Fund’s Underlying Index may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, specifically, large-cap securities. As a result, the Fund may be subject to the risk that the pre-dominate capitalization range represented in the Underlying Index may underperform other segments of the equity market or the equity market as a whole.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”). An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Non-Correlation Risk . The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Passive Investment Risk . The Fund is not actively managed. Therefore, unless a specific security is removed from the Fund's Underlying Index or the selling of shares of that security is otherwise required upon a rebalancing of the Underlying Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Fund’s Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of Shares will decline, more or less, in correspondence with any decline in value of the Fund’s Underlying Index. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Underlying Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

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Real Estate Investment Trust (“REIT”) Risk . As of the date of this Prospectus, the Reference Index of the Fund includes REITs. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments in REITs. Investing in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of the Fund’s investment in REITs. Certain REITs have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency and defaults by borrowers. In addition, a REIT may fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code and may fail to maintain exemption from the registration requirements of the 1940 Act.

Tracking Error Risk : Tracking error refers to the risk that the Adviser may not be able to cause the Fund's performance to match or correlate to that of the Fund’s Underlying Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than expected.

U.S. Federal Income Tax Risk . The Fund’s investment strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income, which for non-corporate shareholders is subject to federal income tax at rates of up to 20%. The Fund’s investment strategy may also limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders. For these reasons, a significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. You should consult your tax advisors as to the tax consequences of acquiring, owning and disposing of Shares in the Fund.

Writing Covered Call Option Risk . By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the securities in an Underlying Index above the exercise prices of the written options, but will continue to bear the risk of declines in the value of such securities. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, because the Fund pledges underlying securities against written options, the Fund’s ability to sell the underlying securities will be limited while the option is in effect. However, the pledge is released if the Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the

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Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

The SEC recently proposed a new rule related to the use of derivatives by registered investment companies, such as the Fund. Whether and when this proposed rule will be adopted and its potential effects on the Fund are unclear, although they could be substantial and adverse to the Fund. The regulation of these types of transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.

Cybersecurity. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Information Regarding the Underlying Index

The Underlying Index measures the performance of a hypothetical portfolio of equity securities that employs a covered call strategy in an attempt to generate more income (the additional option premium) than the equity portfolio would otherwise provide on its own from dividends or other distributions. The Underlying Index consists of long positions in companies in the Reference Index and short call options that are written (sold) systematically on up to 100% of the Reference Index that meet the option price criteria of an Underlying Index methodology. The Adviser’s strategy consists of holding an equity portfolio indexed to a Reference Index and writing (selling) covered call options on the Reference Index. Such options will generally be 2% “out of the money,” as determined on the monthly option writing date of the Underlying Index. Options are written “out of the money,” meaning that the exercise (or “strike”) price of the call

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options are above the market price of the Reference Index. The Underlying Index provides a benchmark measure of the total return of this hypothetical portfolio.

The rules governing the Underlying Index’s methodology generally assume that covered call options are rolled before their expiration by repurchasing the current month’s call options and writing (selling) the determined next month’s call options. The covered call options are rolled monthly on the option expiration date (the “Roll Date”), meaning that the existing option position on a security is moved to another option position, with the next month’s expiration date and strike price. Call options that do not meet all roll criteria of the Underlying Index methodology will be held to expiry at which time the new option is evaluated to determine if it should be written subject to meeting, among others, the stock and option price criteria of the Underlying Index methodology. When no previous option position exists, the new option is written at the close on the “Roll Date,” subject to meeting, among others, the stock and option price criteria of the Underlying Index methodology. Strike prices on the options held by the Fund are adapted based on the prevailing volatility conditions of individual companies in an Underlying Index on the Roll Date. The higher the stock’s volatility, the further out of the money the hypothetical strike price on the option will be, and vice versa. Strike prices are determined based on the implied volatility of each constituent in an Underlying Index at the close on the business day prior to the Roll Date. This implied volatility determines approximately how far out of the money the option will be written.

The long positions of the Underlying Index are, in accordance with the Underlying Index’s methodology, indexed to the respective Reference Index, which includes rebalancing quarterly for share updates and on an as-needed basis to account for corporate actions and market developments. Options positions in the Underlying Index are rebalanced monthly as well as on an as-needed basis to account for corporate actions and market developments. The Fund is rebalanced on the same cycle as the Underlying Index. The Underlying Index is float-adjusted market capitalization weighted. A float-adjusted market capitalization weighted index weights each index component according to its market capitalization, using the number of shares that are readily available for purchase on the open market. Dividends paid on the equity securities of companies in the Reference Index and any option premium received are reinvested in the Underlying Index.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at http://us.horizonsetfs.com. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

Investment Adviser

Horizons ETFs Management (US) LLC (“Adviser”), with an office at 625 Madison Avenue, 3rd Floor, New York, New York 10022, serves as the investment adviser to the Fund. The Adviser is responsible for the day-to-day management of the Fund’s portfolio. The Adviser is a Delaware limited liability corporation established in 2011 that serves as the investment adviser to high net worth individuals through separately managed accounts and private funds. Pursuant to an Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets

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and administers the affairs of the Fund to the extent requested by the Board of Trustees. As of January 31, 2017, the Adviser provided supervisory and management services on approximately $159 million in assets. Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate stated as a percentage of the average daily net assets of the Fund of 0.65%.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

A discussion regarding the Board of Trustees’ approval of the Advisory Agreement with respect to the Fund will be available in the Trust’s next semi-annual report to shareholders. Prior to the reorganization of the Fund on July 10, 2017, it was advised by Exchange Traded Concepts, LLC and sub-advised by Horizons ETFs Management (USA) LLC.

Portfolio Managers

The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Fund.

Steven Hawkins has served the Adviser as Portfolio Manager since March 2017. Mr. Hawkins also serves Horizons ETFs Management (USA) LLC as a Portfolio Manager, a position held since 2012. Mr. Hawkins is also President and Co-Chief Executive Officer of Horizons ETFs Management (Canada) Inc., which he joined 2007.

Nicolas Piquard has served the Adviser as Portfolio Manager since March 2017. Mr. Piquard also serves Horizons ETFs Management (USA) LLC as a Portfolio Manager, a position held since 2013. Mr. Piquard is also a Vice President, Portfolio Manager and Options Strategist with Horizons ETFs Management (Canada) Inc., which he joined in 2013. Previously, Mr. Piquard was a Senior Trader and Associate Portfolio Manager with Highstreet Asset Management from 2012 to 2013, and before that, a Director of Equity Derivatives Trading with Scotia Capital from 2007 to 2011.

Hans Albrecht has served the Adviser as Portfolio Manager since March 2017. Mr. Albrecht also serves Horizons ETFs Management (USA) LLC as a Portfolio Manager, a position held since 2014. Mr. Albrecht is also a Vice President, Portfolio Manager and Options Strategist with Horizons ETFs Management (Canada) Inc., which he joined in 2013. Previously, Mr. Albrecht was a Senior Volatility Trader and Manager with DV Trading during 2013, and before that, a Senior Option Trader and Volatility Trader with National Bank Financial from 1995-2012.

Wade Guenther has served the Adviser as Portfolio Manager since March 2017. Mr. Guenther also serves Horizons ETFs Management (USA) LLC as a Portfolio Manager, a position held since 2015. Mr. Guenther is Vice President and Portfolio Manager with Horizons ETFs

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Management (Canada) Inc., which he joined in 2011. Previously, Mr. Guenther was a Director with LJ Securities from 2009 – 2011.

David Kunselman has served the Adviser as Portfolio Manager since March 2017. Mr. Kunselman also serves Horizons ETFs Management (USA) LLC as a Portfolio Manager, a position held since 2015. Previously, Mr. Kunselman was a Senior Portfolio Manager with Excel Investment Counsel Inc. from 2011 - 2015, and before that, a Portfolio Manager at Morrison William Capital Advisors from 2003 to 2010.

Please refer to the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of Shares of the Fund.

Shareholder Information

Determination of NAV

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may adversely affect the Fund’s ability to track its Index. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s portfolio securities

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may change on days when you will not be able to purchase or sell your Shares. The Fund does not anticipate investing in securities that are traded only on a foreign exchange or exchanges.

Buying and Selling Exchange-Traded Shares

The Shares of the Fund are listed on the NYSE-Arca exchange. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in the Fund’s Shares, this spread can increase significantly. It is anticipated that Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for Shares. The Shares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the SAI.

The NYSE-Arca exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

Distribution and Service Plan

The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the

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sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. In addition, no such fees may be paid in the future without further approval by the Board.

Frequent Purchases and Redemptions of Fund Shares

The Board has evaluated the risks of frequent purchases and redemptions of Fund shares (“market timing”) activities by the Fund’s shareholders. The Board noted that Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants (“APs”) and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

With respect to trades directly with the Fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. The Fund imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

Distributions

General Policies. The Fund distributes a monthly dividend of net investment income and any net short-term capital gains recognized in connection with the Fund’s equity call option activities calculated during each monthly dividend calculation period. The Fund makes distributions of remaining net realized capital gains, if any, annually. The Fund may also make distributions at other times in order to improve index tracking or to maintain its eligibility for treatment as a regulated investment company under the Code and to avoid the imposition of excise taxes. A distribution may also include return of capital, although the Fund intends to take appropriate measures to minimize the return of capital in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Fund may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to

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beneficial owners then of record with proceeds received from the Fund. The Fund makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Fund reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” (“RIC”) or to avoid imposition of income or excise taxes on undistributed income. A distribution may also include return of capital, although the Fund intends to take appropriate measures to minimize the return of capital.

Dividend Reinvestment Service. No reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables.

Tax Information

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

The Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Code. A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. If the Fund fails to qualify as a RIC, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income and gains were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Taxes on Distributions. As noted above, the Fund distributes a monthly dividend of net investment income and any net short-term capital gains recognized in connection with the Fund’s equity call option activities calculated during each monthly dividend calculation period. The Fund makes distributions of remaining net realized capital gains, if any, annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Distributions of net investment income, including any net short-term capital gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is

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determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of non-corporate shareholders are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

The Fund may receive dividends, the distribution of which the Fund may report as qualified dividends. In the event that the Fund receives such a dividend and reports the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rate, provided holding period and other requirements are met at both the shareholder and the Fund level.

In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Foreign Taxes. Dividends and interest received by the Fund, if any, with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Backup Withholding. The Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term capital gain or loss if Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. A shareholder’s ability to deduct capital losses realized upon a sale of Shares may be limited. To the extent that the Fund shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

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Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which exclude short-term capital gain dividends) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Effective July 1, 2014, withholding of U.S. tax (at a 30% rate) is required with respect to payments of dividends and (effective January 1, 2019) certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

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The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Index/Index Provider

S&P 500® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”) and has been licensed for use by the Fund. S&P®, S&P 500®, and CBOE S&P 500 2% OTM BuyWrite Index™ are trademarks of S&P and have been licensed for use by the Adviser. The CBOE S&P 500 2% OTM BuyWrite Index (“Index”) is a product of S&P Dow Jones Indices LLC and has been licensed for use by the Adviser.

Trademark Licenses/Disclaimers

The S&P 500 Covered Call ETF (the “ETF”) is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their respective affiliates, their third party licensors (collectively, “S&P Dow Jones Indices”), the Chicago Board Options Exchange, Incorporated and any of its affiliates and third party licensors (collectively, “CBOE”). Neither S&P Dow Jones Indices, nor CBOE make any representation or warranty, express or implied, to the owners of the ETF or any member of the public regarding the advisability of investing in securities generally or in the ETF particularly or the ability of the Index to track general market or market segment performance. S&P Dow Jones Indices’ and the CBOE’s only relationship to the Adviser with respect to the Index is providing calculation services for the Indicative Optimized Portfolio Values (“IOPV”), Index and/or the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The IOPVs and Index are determined, composed and calculated by S&P Dow Jones Indices and/or CBOE, as the case may be, without regard to the Adviser or the ETF. S&P Dow Jones Indices and CBOE have no obligation to take the needs of the Adviser or the owners of the ETF into consideration in determining, composing or calculating the IOPV and Index. S&P Dow Jones Indices and CBOE are not responsible for and have not participated in the determination of the prices, and amount of the ETF or the timing of the issuance or sale of the ETF or in the determination or calculation of the equation by which the ETF is to be converted into cash. S&P Dow Jones Indices, and CBOE are not responsible for and have not participated in the issuance or sale of the ETF, and have no obligation or liability in connection with the administration, marketing or trading of the ETF. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security within an IOPV or index is not a recommendation by S&P Dow Jones Indices and/or CBOE to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the ETF currently being issued, but which may be similar to and competitive with the ETF. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index. It is possible that this trading activity will affect the value of the IOPV, the Index and the ETF.

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S&P DOW JONES INDICES AND CBOE DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF ANY INDICATIVE OPTIMIZED PORTFOLIO VALUE OR INDEX, OR ANY DATA OR VALUE RELATED THERETO OR TO THE ETF (“VALUES AND DATA”), OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND CBOE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN THE VALUES AND DATA. S&P DOW JONES INDICES AND CBOE MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE VALUES AND DATA, AND AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE VALUES AND DATA. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES AND CBOE BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, WITH RESPECT TO THE ETF OR VALUES AND DATA. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN CBOE AND ANY OTHER LICENSORS OF S&P DOW JONES INDICES.”

Shares of the Trust are not sponsored, endorsed, or promoted by the NYSE-Arca. The NYSE-Arca makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. The NYSE-Arca is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The NYSE-Arca has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE-Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

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Financial Highlights

The financial highlights table below is intended to help investors understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate of return that an investor would have earned (or lost) on an investment in shares of the Fund, assuming reinvestment of all dividends and distributions. The Predecessor Fund commenced operations on June 24, 2013. The returns shown below for periods prior to the Reorganization on July 10, 2017 are for the Predecessor Fund. The information for each of the periods has been derived from information audited by [__]. The Fund’s financial statements as of April 30, 2017, together with the report thereon of [__], are included in the Predecessor Fund’s annual report, as filed with the SEC on June 29, 2017, and are hereby incorporated by reference into this prospectus. The annual report is available upon request and without charge by calling 1.844.723.8637.

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Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		___Investment Activities___			___Distribution to Shareholders From___
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a),(b)	Total Return at Market(a),(c)
Horizons S&P 500® Covered Call ETF
Year Ended April 30, 2017	$43.11	0.66(f)	$5.39	$6.05	$(1.54)	$—	$—	$(1.54)	$47.62	14.29%	14.54%
Year Ended April 30, 2016	$45.39	0.70(f)	$(0.90)	$(0.20)	$(1.50)	$—	$(0.58)	$(2.08)	$43.11	(0.29)%	(0.67%)
Year Ended April 30, 2015	$44.85	0.63(f)	$2.03	$2.66	$(0.83)	$(0.63)	$(0.66)	$(2.12)	$45.39	5.97%	6.47%
June 24, 2013(g) through April 30, 2014	$40.00	0.52	$5.66	$6.18	$(0.64)	$(0.69)	$—	$(1.33)	$44.85	15.59%	15.73%

	Ratios to Average ___Net Assets___		_Supplemental Data_
	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Net Assets at End of Period (000's)	Portfolio Turnover(a)(e)
Horizons S&P 500® Covered Call ETF
Year Ended April 30, 2017	0.65%	1.46%	$64,413	21%
Year Ended April 30, 2016	0.65%	1.61%	$60,459	7%
Year Ended April 30, 2015	0.65%	1.39%	$77,276	12%
June 24, 2013(g) through April 30, 2014	0.65%	1.37%	$27,024	34%

(a) Not annualized for periods less than one year.

(b) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.

(c) Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca.

(d) Annualized for periods less than one year.

(e) Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

(f) Per share numbers have been calculated using the average shares method.

(g) Commencement of operations.

24

Premium/Discount Information

Information regarding how often Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters can be found at http://us.horizonsetfs.com.

General Information

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (“Securities Act”), may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.

25

For More Information

Existing Shareholders or Prospective Investors

•	Call your financial professional

•	http://us.horizonsetfs.com

Dealers

•	http://us.horizonsetfs.com

•	1.844.723.8637 or 1.866.641.5739

Investment Adviser Horizons ETFs Management (US) LLC 625 Madison Avenue 3rd Floor New York, New York 10022	Transfer Agent U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201
Distributor Foreside Fund Services, LLC Three Canal Plaza Suite 100 Portland, NE 04101	Independent Registered Public Accounting Firm BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103
Custodian U.S. Bank National Association 1555 North River Center Drive Milwaukee, WI 53212
Legal Counsel Thompson Hine LLP 1919 M Street, N.W., Suite 700 Washington, D.C. 20036

Additional Information

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Fund’s Registration Statement, including this Prospectus, the SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the

26

SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of the Adviser at 625 Madison Avenue, 3rd Floor, New York, NY 10022.

The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Fund’s annual and semi-annual reports may be obtained without charge by writing to the Fund at c/o Foreside Fund Services, LLC, at Three Canal Plaza, Suite 100, Portland, ME 04101 or by calling 1-844-723-8637 (9 a.m. to 6 p.m. Eastern Time).

(Investment Company Act file no. 811-22732)

27

Horizons S&P 500® Covered Call ETF (the “Fund”) Ticker Symbol: HSPX

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

the Fund is a Series of Horizons ETF Trust I

STATEMENT OF ADDITIONAL INFORMATION

Dated December 1[   ], 2017

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the prospectus of Horizons S&P 500® Covered Call ETF dated December 1[   ], 2017, ("Prospectus").

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus and the Fund's Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust or the Trust's Distributor, Foreside Fund Services, LLC, at Three Canal Plaza, Suite 100, Portland, ME 04101 or by calling 1-844-723-8637 (9 a.m. to 6 p.m. Eastern Time).

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of several currently-operating investment portfolios. The Fund is described herein. Other funds (i.e., investment portfolios) are described in other Statements of Additional Information. The Fund was reorganized on July 10, 2017 from the Horizons S&P 500® Covered Call ETF (the "Predecessor Fund"), a series of the Exchange Listed Funds Trust, into the Fund, a series of the Trust. The Fund is a continuation of the Predecessor Fund, which was previously advised by Exchange Traded Concepts, LLC and sub-advised by Horizons ETFs Management (USA) LLC. The Fund is classified as a diversified management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). To be diversified, at least 75% of the value of the Fund's total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities, provided that no more than 5% of the value of the Fund's total assets are invested in the securities of a single issuer and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of a diversified fund's total assets may be invested in a single issuer, or in multiple issuers not subject to the above limitations. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval. The Trust was organized as a Delaware statutory trust on May 17, 2012. The shares of the Fund are referred to herein as "Shares."

The Fund offers and issues Shares at their net asset value ("NAV") only in aggregations of a specified number of Shares (each, a "Creation Unit"). Similarly, Shares are redeemable by the Fund only in Creation Units. Only Authorized Participants (as defined below) may enter into Creation Unit transactions with the Fund. Creation Units of the Fund are issued and redeemed generally in exchange for specified securities held by the Fund generally included in the Fund's Index (as defined herein) and a specified cash payment. The Shares of the Fund are listed on the NYSE Arca, Inc. exchange ("Exchange" or "NYSE-Arca"), and trade in the secondary market at market prices that may differ from the Shares' NAV. A Creation Unit consists of 50,000 Shares.

The Trust reserves the right to permit or require a "cash" option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under the headings "Summary Information—Principal Risks of Investing in the Fund" with respect to the Fund, "Additional Information About the Fund's Investment Strategies and Risks—Risks of Investing in the Fund," "Shareholder Information—Determination of NAV" and "Shareholder Information—Buying and Selling Exchange-Traded Shares." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Fund are listed on the Exchange and will trade in the secondary market at prices that may differ to some degree from their NAV. The Exchange may but is not required to remove the Shares of the Fund from listing if: (1) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares, (2) the value of the Fund's respective Index or portfolio of securities on which the Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

As in the case of other securities traded on the Exchange, brokers' commissions on transactions are based on negotiated commission rates at customary levels.

In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current NAV on a per Share basis, every 15 seconds throughout the Exchange's regular trading hours, an estimated intra-day NAV is calculated and disseminated in accordance with the relevant listing standards of the Exchange. The Fund is not involved in or responsible for the calculation or dissemination of the intra-day NAV and make no warranty as to its accuracy.

An intra-day NAV is based on a securities component and a cash component (or an all cash amount) which comprises that day's Creation Deposit (as defined below), as disseminated prior to that Business Day's commencement of trading.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the headings "Summary Information—Principal Investment Strategies of the Fund" with respect to the Fund, "Summary Information—Principal Risks of Investing in the Fund" with respect to the Fund and "Additional Information About the Fund's Investment Strategies and Risks." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Considerations and Risks

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

In the event that the securities in the Fund's Underlying Index are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

The Fund is not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities the Fund holds unless the securities of such issuers are removed from its Underlying Index. The Fund may underperform mutual funds that actively shift their portfolio assets to take advantage of market opportunities or to move to defensive positions to lessen the impact of a market decline or a decline in the value of one or more issuers.

The Fund's Adviser has filed with the National Futures Association ("NFA") a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended ("CEA"), and the rules of the Commodity Futures Trading Commission ("CFTC") promulgated thereunder, with respect to the Fund's operations. Therefore, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a commodity pool or CPO under the CEA. If the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

Authorized Participant Concentration

Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund's prospectus (the "Prospectus")) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Borrowing

The Fund may borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulation from time to time. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to ⅓ of the Fund's total assets. The Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three (3) days (not including Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

The Fund also may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund "covers" its obligations or liabilities by the segregation or "earmarking" of assets, in accordance with procedures adopted by Board reasonably designed to be consistent with the regulations, rules and SEC staff interpretations under the 1940 Act, such borrowing will not be (i) considered a "senior security" by the Fund or (ii) subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on the Fund's NAV of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Concentration of Investments

The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund's investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Shares are subject to the risks of an investment in a portfolio of equity securities in an industry or group of industries in which the Fund's Underlying Index is highly concentrated. In addition, because it is the policy of the Fund to generally invest in the securities that comprise the Underlying Index, the securities held by such Fund may be concentrated in that industry or group of industries.

Cybersecurity

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund's operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund's website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund's systems.

Cybersecurity failures or breaches by the Fund's third party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers' and the Fund's business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund's net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyberattacks against, or security breakdowns of, the Fund or its third party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value.

Equity Securities

Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

Types of Equity Securities:

Common Stocks - Common stocks represent units of ownership in a company, including a real estate investment trust. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

Preferred Stocks - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Rights and Warrants - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

General Risks of Investing in Stocks - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

  Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;
  Factors affecting an entire industry, such as increases in production costs; and
  Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Future Developments

The Fund may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for the Fund by the Adviser.

Fluctuation of Net Asset Value

The net asset value ("NAV") of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for Shares on New York Stock Exchange. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identify to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

Foreign Securities

Because the Fund's investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. The Fund does not anticipate investing in securities that are traded only on a foreign exchange or exchanges.

Futures Contracts and Options

The Fund may enter into futures contracts, options and options on futures contracts investment in the Fund's Underlying Index to facilitate trading or to reduce transaction costs.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Fund may use futures contracts and options on futures contracts based on the Fund's Underlying Index, other indexes or combinations of indexes that the Adviser believes to be representative of the Fund's Underlying Index.

An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. An American call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A European call option gives the option holder the right to buy the underlying security from the option writer only on the option expiration date. An American put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A European put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price only on the option expiration date.

Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required.

Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

The Fund may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in the Fund's Underlying Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the Fund's Underlying Index components or a subset of the components. Liquid futures contracts may not be currently available for the Fund's Underlying Index.

Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

The Fund will seek to minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Utilization of futures transactions by the Fund involves the risk of imperfect or even negative correlation to the Fund's Underlying Index if the index underlying the futures contracts differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Except as otherwise specified in the Prospectus or this SAI, there are no limitations on the extent to which the Fund may engage in transactions involving futures and options thereon. The Fund will take steps to prevent its futures positions from "leveraging" its securities holdings. When the Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When the Fund has a short futures position, as part of a complex bond replication strategy, the Fund will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

U.S. Federal Tax Treatment of Futures Contracts. The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts or options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts or options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts or options contracts to the extent of any unrecognized gains on related positions held by the Fund.

In order for the Fund to continue to qualify for U.S. federal income tax treatment as a "regulated investment company" under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Fund's gross income for a taxable year must be derived from qualifying sources, including, dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts or options contracts will be considered gain from the sale of securities and, therefore, will be qualifying income for purposes of the 90% requirement.

The Fund distributes to shareholders annually any net capital gains that have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions and certain options contracts. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised on the nature of the distributions.

Options - The Fund will write call options on up to 100% of each of the option eligible securities in the Reference Index that meet, among others, the stock and option price criteria of the Underlying Index methodology. The below discussion discusses generally the characteristics of call options (as well as other types of options) and the general risks of the use of options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price"). An option grants a right (not an obligation) to buy or sell a financial instrument and is exercisable by the holder during a specified time period or at expiry. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange

(exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC" options). A financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that when purchased the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

The purchaser of an option may terminate its position by:

•	Allowing it to expire and losing its entire premium;

•	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•	Closing it out in the secondary market at its current price.

When the Fund writes (or sells) a call option it generally assumes, in return for a premium, an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes (or sells) a put option it generally assumes, in return for a premium, an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option. If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.

At the time of selling a call option, the Fund may cover the option by owning, among other things:

•	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

•	A call option on the same security or index with the same or lesser exercise price;

•	A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

•	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

•	Entering into a short position in the underlying security;

•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

•	Maintaining the entire exercise price in liquid securities.

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Issuer Risk

Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Lending Portfolio Securities

The Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Market Risk

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Mid-Capitalization Companies

Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Non-Correlation Risk

An investment in the Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Underlying Index because the total return generated by the Fund will be reduced by transaction costs and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Underlying Index. In addition, it is possible that, for periods of time, the Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the index provider the Adviser may correct such imbalances by means of adjusting the composition of the securities in the Fund's Underlying Index (pursuant to the Underlying Index methodology) or in the Fund's portfolio, respectively. In addition, it is possible that the composition of the Fund may not exactly replicate the composition of its Underlying Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a "regulated investment company" under the U.S. Internal Revenue Code of 1986, as amended ("Code"). Because the Fund reserves the right to issue and redeem Creation Units principally for cash, the Fund may incur higher costs in buying and selling securities than if the Fund issued and redeemed Creation Units principally in-kind.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Other Short-Term Instruments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity for cash equitization, funding, or under abnormal market conditions. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" by S&P, or if unrated, of comparable quality as determined by the Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Passive Investment Risk. The Fund is not actively managed and the Adviser does not attempt to take defensive positions under any market conditions, including declining markets.

Real Estate Investment Trusts ("REITs")

A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders. The Fund may invest in the type of REIT that invests primarily in the fee ownership or leasehold ownership of land and buildings.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. REITs may also be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, a REIT may fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code or may fail to maintain its exemption from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust's custodian bank until repurchased. In addition, the Trust's Board of Trustees ("Board" or "Trustees") has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's net assets will be invested in repurchase agreements having maturities longer than seven (7) days.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security, as a result of bankruptcy or otherwise, the Fund will seek to dispose of such security, which could involve costs, delays or loss upon disposition. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of the Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Sector Risk

Sector risk is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market.

Consumer Staples Sector Risk. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Healthcare Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company's patent may adversely affect that company's profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Utilities Sector Risk. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

Securities of Other Investment Companies

While it has no current intention to do so, the Fund may invest in the securities of other investment companies, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

Consistent with the restrictions discussed above and while they have no current intention to do so, the Fund may invest in different types of investment companies from time to time, including business development companies ("BDCs"). A BDC is a less common type of an investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with managerial assistance. Similar to an operating company, a BDC's total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, the Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of a computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, the fees and expenses of the Fund when it invests in a BDC will be effectively overstated by an amount equal to the "Acquired Fund Fees and Expenses." Acquired Fund Fees and Expenses are not included as an operating expense of the Fund in the Fund's financial statements, which more accurately reflect the Fund's actual operating expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of the Fund's Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.

Structured Notes

A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or the London Interbank Offered Rate ("LIBOR")), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Swaps

Over-the-counter ("OTC") swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

The use of such swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and Securities and Exchange Commission ("SEC") recently defined as "swaps" and "security-based swaps," respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, the Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants ("FCMs") that are members of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as "initial margin." Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a "variation margin" amount may also be required to be paid by the Fund or may be received by such Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Exchange-trading is expected to increase liquidity of swaps trading.

In addition, with respect to cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which the Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before the Fund can enter into a new trade, market conditions may become less favorable to the Fund. The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect the Fund's ability to enter into swap agreements and the costs and risks associated with such investments.

The Fund will utilize futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Adviser has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as commodity pools under the CEA. In February 2012, the Commodity Futures Trading Commission ("CFTC") announced substantial amendments to certain exemptions, and the conditions for reliance on those exemptions, from registration as a commodity pool operator. The amendments took effect on December 31, 2012, and the Fund intends to comply with amended Rule 4.5 such that the Adviser will not be required to register with respect to the Fund as a commodity pool operator with the CFTC.

Warrants and Subscription Rights

Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

When-Issued Securities

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. If the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into "when-issued" transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company's index membership. The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Special Considerations and Risks

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

General

Investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Options Transactions

There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

The Fund only intends to use exchange-listed options, however, if trading were suspended in an option held by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

To the extent that the Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of "covering" its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If the Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

INVESTMENT RESTRICTIONS and POLICIES

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of the Fund’s total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.	Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
3.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following non-fundamental restrictions, which may be changed without a shareholder vote.

1.	The Fund will not invest less than 80% of its total assets in securities that comprise its Underlying Index.

2.	The Fund will not hold illiquid securities in excess of 15% of its net assets.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity or changes in the Fund's portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid securities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its SAI.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund will not purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

Commodities. The Fund will not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The Fund may invest its remaining assets in securities not included in its Underlying Index, money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not Fund's Underlying Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing the Fund with exposure to the securities in its Underlying Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

The Board of the Trust consists of four Trustees, three of whom are not "interested persons" (as defined in the 1940 Act), of the Trust ("Independent Trustees"). Robinson Jacobs, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including the general supervision of the duties and responsibilities performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration, operation and business affairs of the Trust. The Board met five times during the fiscal year ended April 30, 2017.

The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees' ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust's other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member's character and integrity, (iii) the length of service as a board member of the Trust, (iv) each person's willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (v) as to each Independent Trustee, such Trustee's status as not being an "interested person" (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, years of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During Past Five Years
Mark W. Buckley-Jones, 1979	Trustee	Since July 2014	Controller and Chief Compliance Officer, Numina Capital Management, LLC (January 2014-Present); Chief Financial Officer, VS Capital Partners, LP (August 2011-December 2013) and Berman Capital Management, LP (May 2007-July 2011).	6	Independent Trustee of Crow Point Global Dividend Plus Fund.
John L. Jacobs, 1959	Trustee	Since September 2015	Founder and CEO of Q3 Advisors, LLC (January 2015 - Present); Distinguished Policy Fellow and Executive Director of the Center for Financial Markets and Policy at the McDonough School of Business at Georgetown University (January 2015 - Present); Executive Vice President, Global Information Services, of The NASDAQ OMX Group (January 2010-January 2015).	6	Independent Trustee of Crow Point Global Dividend Plus Fund.
Robinson C. Jacobs, 1978	Trustee and Chairman of the Board of Trustees	Since July 2014	Comprehensive Financial Management (Investment Management) (August 2016 — Present); Analyst, Gagnon Securities (September 2012 — August 2016); Vice President, CSL Capital (April 2011 — May 2012); Consultant to various hedge fund groups.	6	Independent Trustee of Crow Point Global Dividend Plus Fund.

1. The address for each Trustee and officer is c/o Horizons ETF Trust I, 625 Madison Avenue, 3rd Floor, New York, New York 10022.

2. Each Trustee serves until resignation, death, retirement or removal.

Interested Trustee and Officer

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During Past Five Years
Garrett K. Paolella, 1986	Trustee, President, Chief Executive Officer	Since November 2013	Managing Partner, Horizons ETFs Management (US) LLC (October 2011-Present); Executive Director, MKM Partners (research, sales and trading firm) (June 2008-January 2011).	6	Independent Trustee of Crow Point Global Dividend Plus Fund.

1. The address for each Trustee and officer is c/o Horizons ETF Trust I, 625 Madison Avenue, 3rd Floor, New York, New York 10022.

2. Each Trustee serves until resignation, death, retirement or removal.

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, years of birth and principal occupations during the past five years are set forth below.

Officer's Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Christopher W. Roleke, 1972	Treasurer and Chief Financial Officer	Since February 2017	2011 to Present – Fund Principal Financial Officer, Foreside Fund Officer Services, LLC.
Troy Cates, 1976	Secretary	Since March 2016	Partner and Head of Trading, Horizons ETFs Management (US) LLC (September 2014 - present); Executive Director, MKM Partners (research, sales and trading firm) (July 2006 – August 2014); trader, Knight Capital Group (November 2005 – June 2006); market maker, Spencer Trask (venture capital firm) (1998 – 2004).
Rodney L. Ruehle, 1969	Chief Compliance Officer	Since December 2016	Fund Chief Compliance Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc. 2008 to 2016; Chief Compliance Officer of Context Capital Funds, 2015 to present; Chief Compliance Officer of Praxis Mutual Funds, 2015 to present; Chief Compliance Officer, Asset Management Funds, 2009 to 2016; Chief Compliance Officer of Tributary Funds, Inc., 2009 to present; Chief Compliance Officer, Penn Series Funds, Inc., 2012 to 2014.

1. The address for each officer is c/o Horizons ETF Trust I, 625 Madison Avenue, 3rd Floor, New York, New York 10022.

2. Officers are elected yearly by the Trustees.

Board Committees

The Board has an Audit Committee consisting of the three Trustees who are Independent Trustees. Mark Buckley-Jones currently serves as a member of the Audit Committee and has been designated as an "audit committee financial expert" as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Mark Buckley-Jones is the Chairman of the Audit

Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board's oversight of the Trust's compliance with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent registered public accounting firm; and (v) act as a liaison between the Trust's independent registered public accounting firm and the full Board. The Audit Committee met two times during the fiscal year ended April 30, 2017.

The Board also has a Nominating Committee consisting of the three Trustees who are Independent Trustees. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. In considering Trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Board's composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating Committee met one time during the fiscal year ended April 30, 2017.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman's independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust's investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-

effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust's goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each fund as of December 31, 2016.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser ("Family of Investment Companies") that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (As of December 31, 2016)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2016)
Mark W. Buckley-Jones	None	None
John L. Jacobs	None	None
Robinson C. Jacobs	None	None
Richard M. Keary*	None	None
Garrett K. Paolella	None	None

* Mr. Keary resigned as a Trustee on January 30, 2017.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or Foreside Fund Services, LLC ("Distributor"), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.

Remuneration of Trustees

The Trust pays each Independent Trustee an annual retainer of $3,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

The table below shows the compensation paid to the Trustees by the Trust for the fiscal period ended April 30, 2017. Annual Trustee fees may be reviewed periodically and changed by the Board.

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex
Mark W. Buckley-Jones	$3,000	None	None	$3,000
John L. Jacobs	None	None	None	None
Robinson C. Jacobs	$3,000	None	None	$3,000
Richard M. Keary[1]	$3,000	None	None	$3,000
Garrett K. Paolella	None	None	None	None

1. Mr. Keary resigned as a Trustee on January 30, 2017.

MANAGEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Fund."

Investment Adviser

Horizons ETFs Management (US) LLC (the "Adviser") acts as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund ("Advisory Agreement") and, pursuant to the Advisory Agreement, is responsible for the day-to-day investment management of the Fund. The Adviser also serves as an investment adviser to high net worth individuals and institutions through separately managed accounts. The Fund was reorganized on July 10, 2017 from the Horizons S&P 500® Covered Call ETF (“the Predecessor Fund”), a series of the Exchange Listed Funds Trust, into the Fund, a series of the Trust. The Fund is a continuation of the Predecessor Fund, which was previously advised by Exchange Traded Concepts, LLC and sub-advised by Horizons ETFs Management (USA) LLC.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate stated as a percentage of the average daily net assets of the Fund) of 0.65%.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Adviser's unitary management fee is designed to pay substantially all the Fund's expenses and to compensate the Adviser for providing services for the Fund.

The Advisory Agreement is subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Advisory Agreement is also terminable upon 60 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Custodian

U.S. Bank, N.A. ("U.S. Bank"), located at 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Fund pursuant to a custody agreement between the Trust, on behalf of the Fund, and U.S. Bank. As Custodian, U.S. Bank holds the Fund's assets. The Bank of New York Mellon, located at One Wall Street, New York, New York 10286, serves as sub-custodian for the Fund with respect to certain cash and cash items. The Trust pays U.S. Bank for the custodian services that U.S. Bank provides to the Fund.

The Transfer Agent and Administrator

U.S. Bancorp Fund Services, LLC ("USBFS"), located at 615 East Michigan Street, Milwaukee, WI 53202, which is an entity affiliated with U.S. Bank, serves as the Fund's transfer agent pursuant to a transfer agent servicing agreement. USBFS may be reimbursed by the Fund for its out-of-pocket expenses. In addition, USBFS provides various accounting services to the Fund pursuant to a fund accounting servicing agreement. The Trust pays USBFS for the transfer agency and fund accounting services that USBFS provides to the Fund.

The Trust and USBFS have entered into a fund administration servicing agreement ("Administration Agreement"). Under the Administration Agreement, USBFS provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services.

The Administration Agreement provides that USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from USBFS' refusal or failure to comply with the terms of the Administration Agreement or from USBFS' bad faith, negligence, or willful misconduct in the performance of its duties under the Administration Agreement.

The Trust pays USBFS for its services under the Administration Agreement.

The Distributor

Foreside Fund Services, LLC is the principal underwriter and distributor of Shares. Its principal address is Three Canal Plaza, Suite 100, Portland, ME 04101 and investor information can be obtained by calling 1-844-723-8637 (9 a.m. to 6 p.m. Eastern Time). The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days' prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or the Fund offering its Shares, and which is renewable annually thereafter ("Distribution Agreement"), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under "Creation and Redemption of Creation Units—Procedures for Creation of Creation Units." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority ("FINRA"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Other Accounts Managed by the Portfolio Managers

Name of Portfolio Manager	Category of Account	Other Accounts Managed (as of April 30, 2017)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Steven Hawkins	Registered investment companies	[1	$63.8	0	$0
	Other pooled investment vehicles	28	$2,328.2	0	$0
	Other accounts	0	$0	0	$0
Nicolas Piquard	Registered investment companies	1	$63.8	0	$0
	Other pooled investment vehicles	11	$326.2	0	$0
	Other accounts	0	$0	0	$0
Hans Albrecht	Registered investment companies	1	$63.8	0	$0
	Other pooled investment vehicles	11	$326.2	0	$0
	Other accounts	0	$0	0	$0
Wade Guenther	Registered investment companies	1	$63.8	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
David Kunselman	Registered investment companies	1	$63.8	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0]

Portfolio Manager Compensation

The portfolio managers are compensated by the Adviser in the form of base salary and a discretionary bonus tied to the overall profitability of the company and their performance.

Portfolio Manager Share Ownership

As of the date of this SAI, the Portfolio Managers owned no Shares of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual Cash Amounts is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation ("NSCC"), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund. The Trust, the Adviser, Administrator, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund's portfolio holdings with the SEC on Form N-Q. Form N-Q for the Fund will be available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Fund's Form N-Q will be available through the Fund's website, at http://us.horizonsetfs.com or by writing to USBFS, 615 East Michigan Street, Milwaukee, WI 53202.

CODE OF ETHICS

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel ("Personnel"). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Fund must be approved in advance by the CCO. Approval will be granted if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser or the Distributor, as applicable.

Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling (203) 900-1400 or on the Fund's website, and on the SEC's website at http://www.sec.gov. Proxies for the Fund's portfolio securities are voted in accordance with the Adviser's proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available through the Fund's website, at http://us.horizonsetfs.com, or by writing to USBFS, 615 East Michigan Street, Milwaukee, WI 53202. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to seek best execution on trades effected. Since the investment objective of the Fund is investment performance that corresponds to that of an index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is best execution.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information—Buying and Selling Exchange-Traded Shares."

The Depository Trust Company ("DTC") acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

The Fund will issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A "Business Day" with respect to the Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day (observed December 26).

Creation Deposit

The consideration for a purchase of Creation Units generally consists of the in-kind deposit of specified securities ("Deposit Instruments") that comprise the Fund's Underlying Index and an amount of cash computed as described below ("Cash Amount") or, as permitted or required by the Fund, of cash. The Cash Amount together with the Deposit Instruments, as applicable, are referred to as the "Creation Deposit," which represents the minimum initial and subsequent investment amount for Creation Units. The Cash Amount represents the difference between the NAV of a Creation Unit and the market value of Deposit Instruments.

The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of each Deposit Instrument to be included in the current Creation Deposit (based on information at the end of the previous Business Day) as well as the Cash Amount for the Fund. Such Creation Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced Creation Deposit composition is made available.

The identity and number of securities of the Deposit Instruments required for the Creation Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Instruments may also change in response to adjustments to the weighting or composition of the securities constituting the Underlying Index. In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Instruments or to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Amount to replace any Deposit Instrument which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Instruments represented by the cash in lieu amount in the secondary market ("Market Purchases"). In such cases where the Trust makes Market Purchases because a Deposit Instrument may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser's discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust's acquisition of Deposit Instruments will be at the expense of the Fund and will affect the value of all Shares of the Fund, but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Instruments changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Creation Deposit, in the composition of the Underlying Index or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Instruments of the Creation Deposit, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Amount effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor to create Creation Units of the Fund, an entity or person either must be (1) a "Participating Party," i.e., a broker dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see "Book Entry Only System"); and, in either case, must have executed an agreement with the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (as it may be amended from time to time in accordance with its terms) ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." All Creation Units of the Fund, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed in multiples of 50,000 Shares (i.e., a Creation Unit). All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the Exchange ("Closing Time") (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Fund as determined on such date. A "Custom Order" may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Amount to replace any Deposit Instrument which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the "Transmittal Date." Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "—Placement of Creation Orders Using Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Creation Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Creation Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked to market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Creation Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Participating Party once the entire Creation Deposit has been properly received by the Distributor and deposited into the Trust.

Orders to create Creation Units of the Fund shall be placed with an Authorized Participant in the form required by such Authorized Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund may have to be placed by the investor's broker through an Authorized Participant. At any given time there may be only a limited number of Authorized Participants. Those placing orders to create Creation Units of the Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Cash Amount.

Placement of Creation Orders Using Clearing Process

Creation Deposits created through the Clearing Process, if available, must be delivered through an Authorized Participant.

The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Authorized Participant such trade instructions as are necessary to effect the Authorized Participant's creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Authorized Participant agrees to transfer the requisite Deposit Instruments (or contracts to purchase such Deposit Instruments that are expected to be delivered in a "regular way" manner by the third (3rd) Business Day) and the Cash Amount to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of the Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process

Creation Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Creation Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Amount must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the requisite Deposit Instruments and the Cash Amount in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using a Creation Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Instruments to create Creation Units. (See "Creation Transaction Fee" section below.)

Acceptance of Creation Orders

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the Authorized Participant, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Instruments delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Instruments would have certain adverse tax consequences to the Fund; (e) the acceptance of the Creation Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Creation Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification to Authorized Participants of any defects or irregularities in the delivery of Creation Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee

A fixed creation transaction fee of $[500] payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee will be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Instruments, the creator may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. (See "Creation Deposit" section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons ("Market Purchases"). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through an Authorized Participant. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See, with respect to the Fund, the section entitled "Summary Information—Principal Risks of Investing in the Fund" for the Fund and "Additional Information About the Fund's Investment Strategies and Risks—Risks of Investing in the Fund" in the Prospectus.

The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each day that the

Exchange is open for business, the Redemption Instruments that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are permitted or required for the Fund, the redemption proceeds for a Creation Unit generally consist of Redemption Instruments as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Instruments, less the redemption transaction fee and variable fees described below. Should the Redemption Instruments have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. The Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Redemption Instruments. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

Redemption Transaction Fee

The basic redemption transaction fee of $[500] is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the Fund) may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons ("Market Sales"). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes ("Transaction Costs"). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund's remaining shareholders and negatively affect the Fund's performance.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units of the Fund through the Clearing Process, if available, must be delivered through an Authorized Participant. An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Redemption Instruments (or contracts to purchase such Redemption Instruments which are expected to be delivered in a "regular way" manner) and the applicable cash payment will be transferred by the third (3rd) Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units of the Fund outside the Clearing Process must be delivered through an Authorized Participant. An Authorized Participant who wishes to place an order for redemption of Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of the Fund outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date ("DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Redemption Instruments (or contracts to purchase such Redemption Instruments) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Deliveries of redemption proceeds generally will be made within three business days. The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for the Fund. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information—Determination of NAV."

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the NYSE. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the Fund's portfolio securities are based on the securities' closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust's valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Fund's Underlying Index. This may adversely affect the Fund's ability to track its Underlying Index. With respect to securities that are traded in foreign markets, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information—Distributions."

General Policies

The Fund distributes a monthly dividend of net investment income and any net short-term capital gains recognized in connection with the Fund's equity call option activities calculated during each monthly dividend calculation period. The Fund makes distributions of remaining net realized capital gains, if any, annually. The Fund may also make distributions at other times in order to improve index tracking or to maintain its eligibility for treatment as a regulated investment company under the Code and to avoid the imposition of excise taxes, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a "regulated investment company" ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A shareholder who owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined under applicable securities laws) of the Fund. A control person's vote could have more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Existing Fund and is recognized as the owner of all shares for all purposes. Because the Trust does not have direct access to information concerning the Fund’s beneficial ownership held in the names of DTC Participants, it is not in the position to verify, as of the date of this SAI, whether or not any DTC Participants owned of record more than 5% of the outstanding shares of the Fund.

TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information—Tax Information." The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice. This summary does not address special tax rules applicable to certain classes of investors, such as tax exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund.

The Fund intends to continue to qualify for and continue to elect treatment as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year and 100% of any undistributed amounts from the prior years. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of U.S. federal income tax requirements, the Trust on behalf of the Fund, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Instruments different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "Creation and Redemption of Creation Units—Procedures for Creation of Creation Units."

Dividends, interest and gains received by the Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the end of its taxable year consist of foreign stock or securities, the Fund may elect to "pass through" to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or claim a credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor's pro rata share of the Fund's foreign income taxes. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels.

In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder's Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. The maximum tax rate on long term capital gains available to non- corporate shareholders generally is 15% or 20%, depending on whether the shareholder's income exceeds certain threshold amounts.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

Special tax rules may change the normal treatment of gains and losses recognized by the Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies," or "PFICs." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account for tax purposes. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, make appropriate tax elections and appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC.

In particular, the Fund's investments in options, futures, and other similar financial instruments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income and loss or capital gain and loss or whether capital gains and losses are long-term or short-term in nature, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund.

Equity investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders. In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

To the extent the Fund invests in PFICs, it generally intends to elect to "mark to market" these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that the Fund has elected to mark to market will be ordinary income. By making the mark to market election, the Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, the Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If the Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund's shareholders.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, as well as forward contracts and certain options, futures, and similar financial instruments denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund was to elect otherwise.

Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares. Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Distributions of ordinary income (which exclude short-term capital gain dividends) paid to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their Fund shares. Prospective investors are urged to consult their tax advisors regarding such withholding.

Effective July 1, 2014, withholding of U.S. tax (at a 30% rate) is required with respect to payments of dividends and (effective January 1, 2019) certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders' U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of six operational investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, under certain circumstances, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust's Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust's distributions.

Shareholder inquiries may be made by writing to the Trust, c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thompson Hine LLP is counsel to the Trust, including the Fund and the Trustees that are not interested persons of the Trust, as that term is defined in the 1940 Act.

BBD, LLP serves as the Trust's independent registered public accounting firm and will audit the Fund's financial statements and performs other related audit services.

Financial Statements

You may obtain a copy of the financial statements contained in the Fund's Annual or Semi-Annual Report without charge by calling 1-844-723-8637 during normal business hours. The Fund was reorganized on July 10, 2017 from the Horizons S&P 500® Covered Call ETF ("the Predecessor Fund"), a series of the Exchange Listed Funds Trust, into a series of Horizons ETF Trust I, a Delaware statutory trust. The Fund is a continuation of the Predecessor Fund. The audited financial statements and notes thereto in the Predecessor Fund's Annual Report to Shareholders for the fiscal year ended April 30, 2017 (the "Annual Report") are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by [___], the Predecessor Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Copies of the Annual Report may be obtained at no charge by writing to the Trust or the Trust’s Distributor, Foreside Fund Services, LLC, at Three Canal Plaza, Suite 100, Portland, ME 04101 or by calling 1-844-723-8637 (9 a.m. to 6 p.m. Eastern Time).

LICENSE AGREEMENT AND DISCLAIMERS

Index/Index Provider/Trademark Licenses/Disclaimers

S&P 500® is a registered trademark of Standard & Poor's Financial Services LLC ("S&P") and has been licensed for use by the Fund. S&P®, S&P 500®, and S&P 500 Stock Covered Call™ are trademarks of S&P and have been licensed for use by the Adviser. The S&P 500 Stock Covered Call Index ("Index") is a product of S&P Dow Jones Indices LLC and has been licensed for use by the Adviser.

The S&P 500 Covered Call ETF (the "ETF") is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their respective affiliates, their third party licensors (collectively, "S&P Dow Jones Indices"), the Chicago Board Options Exchange, Incorporated and any of its affiliates and third party licensors (collectively, "CBOE"). Neither S&P Dow Jones Indices, nor CBOE make any representation or warranty, express or implied, to the owners of the ETF or any member of the public regarding the advisability of investing in securities generally or in the ETF particularly or the ability of the Index to track general market or market segment performance. S&P Dow Jones Indices' and the CBOE's only relationship to the Adviser with respect to the Index is providing calculation services for the Indicative Optimized Portfolio Values ("IOPV"), Index and/or the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The IOPVs and Index are determined, composed and calculated by S&P Dow Jones Indices and/or CBOE, as the case may be, without regard to the Adviser or the ETF. S&P Dow Jones Indices and CBOE have no obligation to take the needs of the Adviser or the owners of the ETF into consideration in determining, composing or calculating the IOPV and Index. S&P Dow Jones Indices and CBOE are not responsible for and have not participated in the determination of the prices, and amount of the ETF or the timing of the issuance or sale of the ETF or in the determination or calculation of the equation by which the ETF is to be converted into cash. S&P Dow Jones Indices, and CBOE are not responsible for and have not participated in the issuance or sale of the ETF, and have no obligation or liability in connection with the administration, marketing or trading of the ETF. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security within an IOPV or index is not a recommendation by S&P Dow Jones Indices and/or CBOE to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the ETF currently being issued, but which may be similar to and competitive with the ETF. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index. It is possible that this trading activity will affect the value of the IOPV, the Index and the ETF.

S&P DOW JONES INDICES AND CBOE DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF ANY INDICATIVE OPTIMIZED PORTFOLIO VALUE OR INDEX, OR ANY DATA OR VALUE RELATED THERETO OR TO THE ETF ("VALUES AND DATA"), OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND CBOE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN THE VALUES AND DATA. S&P DOW JONES INDICES AND CBOE MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE VALUES AND DATA, AND AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE VALUES AND DATA. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES AND CBOE BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, WITH RESPECT TO THE ETF OR VALUES AND DATA. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN CBOE AND ANY OTHER LICENSORS OF S&P DOW JONES INDICES."

Shares of the Trust are not sponsored, endorsed, or promoted by the NYSE-Arca. The NYSE-Arca makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. The NYSE-Arca is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The NYSE-Arca has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE-Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof. The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

APPENDIX A

Horizons ETFs Management (US) LLC
PROXY VOTING POLICIES

18.2 Proxy Voting — Fund Portfolio Management

Horizons ETFs Management (US) LLC ("Adviser") manages the affairs of the Fund. As part of its fiduciary obligations to the shareholders of the Fund, the firm exercises its voting rights in the companies in which it invests.

The overriding objective of the firm's proxy voting activities is to enhance shareholder value on a long-term basis. As a result, our proxy voting guidelines have been developed in a manner which the firm believes is consistent with this goal. However, it is important to note that this document contains guidelines only, and not rigid, inflexible, voting directives. We will evaluate each voting matter on a case-by-case basis and may vote in a manner contrary to the guidelines if we feel that this would ultimately enhance long-term shareholder value.

18.2.1 Guidelines Pertaining to Routine Matters

The Adviser will generally cause the Fund to vote in favor of management proposals on routine matters such as the election of directors, appointment of auditors, indemnification of directors, and receipt and approval of financial statements, provided it is in line with the other guidelines set forth in the Proxy Voting Guidelines.

18.2.2 Guidelines Pertaining to Non-Routine Matters

With respect to non-routine matters, such as take-over defense measures and changes in capital structure, the Adviser will examine proxies and recommendations for special proposals to assess the impact on the value of the securities, generally voting in favor of proposals that would enhance the investment value of the relevant security in the long term and against proposals that increase the risk level and reduce the investment value of the relevant security in the long term. Other issues, including those business issues specific to the issuer or those raised by shareholders of the issuer, are addressed on a case-by-case basis with a focus on the potential impact of the vote on shareholder value.

18.2.3 Guidelines Pertaining to the Board of Directors

Ideally, the Board of Directors will comprise a majority of unrelated experienced directors, where an unrelated director is independent of management and is free from any relationship or interest that conflicts with the director's ability to act in the best interests of shareholders. A Board of Directors should be large enough to allow for sufficient coverage of responsibilities, but should not be so large that meetings and discussions become cumbersome. All boards shall have an audit committee headed and staffed by outside directors. We are generally opposed to cumulative voting proposals, but acknowledge that it may be a useful tool if a board is unresponsive to shareholders. A staggered board is one in which some directors are elected to terms greater than one year. Our preference is for all directors to stand for election on an annual basis. While attendance is only one factor in evaluating a director's effectiveness, we view absences without extenuating circumstances negatively. We believe that directors should be provided insurance against liability claims, so long as their actions were taken honestly and in good faith with a view to the best interests of the company. We will generally support the auditor recommended by the audit committee, but will review proposed changes in auditors on a case-by-case basis.

18.2.4 Guidelines Pertaining to Executive and Director Compensation

We consider individuals within a management team as integral to the execution of the company's strategy. As a result, attracting and retaining qualified individuals through competitive compensation is necessary. Competitive compensation is considered in the context of what other leading companies in the same industries are paying to attract and retain their managers. Compensation should be tied to measurable performance and motivate managers to reach longer-term targets, rather than used as a reward for past performance. Furthermore, compensation should be tied to shareholder value so that the interests of both shareholders and managers are aligned.

We are not opposed to stock options as a form of compensation, but we are critical of compensation packages that have excessive granting of options; that cause substantial dilution of the existing shareholders; that have no, or very short, vesting periods; and/or that have options priced below the current market price. We will not support the re-pricing or extension of previously issued options held by senior management. We prefer to see stock options distributed to key contributors to corporate prosperity, but generally do not support plans that are excessively concentrated in the hands of a single individual. We support companies that encourage their executives to buy and hold a meaningful number of shares in the company so that they have the same financial interest as other shareholders. Compensation measures such as "golden parachutes" and corporate loans to individual managers are often justified by companies as ways of attracting and retaining quality managers; however, these compensation items are often abused, and we are opposed to compensation measures that are excessive and outside of competitive industry practices.

With respect to director compensation, appropriate board members provide valuable experience and strategic support to the company, and competitive compensation is necessary to attract and retain these individuals. Compensation should be aligned with the interests of shareholders and managers. We support companies that encourage their board members to buy and hold a meaningful number of shares in the company so that they have the same financial interest as other shareholders.

18.2.5 Guidelines Pertaining to Takeover Protection

Takeover protection measures are created to guard against takeover bids that do not represent a fair value for the company's assets. The main purpose of a shareholder rights plan is to ensure equal treatment for all shareholders and to provide the board sufficient time to consider alternatives. We generally will not support plans that are anti-takeover in nature and serve to entrench the power of incumbent management and boards. However, we will generally support takeover protection measures that protect the rights and interests of all shareholders and seek to maximize shareholder value.

18.2.6 Guidelines Pertaining to Shareholder Rights

A multiple-voting class structure refers to unequal voting rights between classes of shares. This potentially allows minority shareholders with multiple voting rights to impose their interests over those of all other shareholders. Therefore, we generally will not support the creation or extension of multiple-voting structures. We will support the replacement of multiple-voting structure with one vote per share, given the cost of such change is modest and is in the best interest of non-controlling shareholders.

While supermajority requirements are appropriate in some circumstances, it can be subject to abuse and act as an anti-takeover mechanism. While a two-thirds supermajority (66.7%) is most common and is considered reasonable, we will review supermajority proposals requiring more than a two-thirds majority on a case-by-case basis.

We acknowledge that the Board may need the flexibility to issue shares to meet changing financial conditions, such as stock splits, restructurings, acquisitions, stock option plans, or takeover defenses. We will review proposals on a case-by-case basis to determine if the amount requested is necessary for sound business reasons.

"Blank cheque" preferred shares usually carry a preference in dividends, rank ahead of common shares upon liquidation, and give the board broad discretion (a "blank cheque") to establish voting, dividend, conversion, and other rights in respect to these shares. Once those shares have been authorized, shareholders have no further power to determine how or when they will be allocated. Due to the potential for abuse, we generally will not support the authorization of, or an increase in, "blank cheque" preferred shares.

Linked proposals are resolutions that link two issues together. They may be used to pass proposals that would not be approved if they were proposed individually. We generally will not support linked proposals except in the case where each individual issue contained in the proposal is in the best interests of shareholders. Each issue within a linked proposal will be considered as being mutually exclusive of each other.

Shareholders should have the right to bring relevant proposals to the annual general meeting. These proposals should be included on the proxy ballot for consideration by all shareholders. Certain shareholder proposals put unreasonable constraints on management and the Board, which may hinder the company's ability to create long-term shareholder value. We will review shareholder proposals on a case-by-case basis.

18.2.7 Voting Procedures

The firm is responsible for directing how proxies relating to any securities of the Fund are to be voted. The firm is required to follow the guidelines set forth in this Proxy Voting Guideline. The Board of Directors of the firm oversees the proxy voting process and reviews proxy voting results, policies, and procedures on an annual basis to ensure that securities held by the Fund are voted in accordance with the Policies.

18.2.8 Conflicts of Interest

The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

The Adviser will use its best efforts to identify and resolve potential conflicts of interest. When the firm becomes aware of any vote that presents a conflict, the conflict will be reported to the CCO and proxies will be voted in a manner consistent with the best interests of the firm's clients and shareholders of the funds of Horizons ETF Trust I ("Trust"), without regard to any other business relationship that may exist. In cases where a conflict of interest arises between the interests of shareholders of the Trust and those of the Adviser or any affiliate or associate of the Trust, the Adviser will always vote in accordance with the best interests of the Trust.

The Adviser may determine that there is a conflict of interest as a result of:

•	Significant business relationships. The Adviser will consider whether the matter involves an issuer or proponent with which the firm has a significant business relationship. The Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients, and broker-dealers. For this purpose, a "significant business relationship" is one that is reasonably likely to create an incentive for the adviser to vote in favor of management.

•	Significant personal or family relationships. The Adviser will consider whether the matter involves an issuer, proponent, or individual with which an employee of the firm has a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how the adviser votes the proxy.

In the event the CCO determines that the firm has a conflict of interest with respect to a proxy proposal, the CCO shall also determine whether the conflict is material to that proposal. The CCO may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. If the CCO determines that a conflict is not material, then the firm may vote the proxy in a manner consistent with the best interests of the firm's clients and shareholders of the Trust.

In the event the CCO determines that the firm has a material conflict of interest with respect to a proxy proposal, the firm will vote on the proposal in accordance with the determination of the CCO. Alternatively, prior to voting on the proposal, the firm may:

•	Contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy).

•	With respect to clients that are not subject to ERISA, fully disclose the nature of the conflict to the client in the case of the Trust, the Trust's CCO, and obtain the consent of the client or the Trust's Board of Trustees ("Board") as to how the Adviser will vote on the proposal.

•	Otherwise obtain instructions from the client or the board as to how the proxy should be voted.

The Adviser may not address a material conflict of interest by abstaining from voting unless the CCO, the third party, the client, or the Trust's CCO or Board, as appropriate, has determined that abstaining from voting on the proposal is in the client's or the Trust's best interests or that the potential costs involved with voting the proxy outweigh the potential benefits to a client, a fund, or its shareholders.

The CCO shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that the adviser does not have a material conflict of interest with respect to a particular matter.

18.2.9 Books and Records Relating to Proxies

In connection with voting proxies and this Proxy Voting Policy, the firm shall maintain (in hardcopy or electronic form) such books and records as may be required by applicable law, rules, or regulations, including:

•	The firm's policies and procedures relating to voting proxies.

•	A copy of each proxy statement that the firm receives regarding clients' securities, provided that the firm may rely on:

o	A third party to make and retain, on the firm's behalf, pursuant to a written undertaking, a copy of proxy statements or by obtaining a copy of proxy statements from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

o	A record of each vote cast by the firm on behalf of clients, provided that the firm may rely on a third party to make and retain, on the firm's behalf, pursuant to a written undertaking, records of votes cast;

o	Copies of any documents created by the firm that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and

o	A record of each written client request for proxy voting information and a copy of any written response by the firm to any written or oral client request for information on how the firm voted proxies on behalf of the requesting client.

Such books and records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an easily accessible location at an appropriate office of the firm.

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)(A)	Certificate of Trust of the Registrant dated May 16, 2012[1]
	(1)(B)	Certificate of Amendment to the Certificate of Trust of the Registrant dated August 29, 2013[2]
	(2)(A)	Agreement and Declaration of Trust of the Registrant[2]
	(2)(B)	Amendment No. 1 to the Agreement and Declaration of Trust of the Registrant dated August 29, 2013[2]
(b)	(1)	By-Laws of the Registrant[2]
	(2)	Amendment No. 1 to the By-Laws of the Registrant dated August 29, 2013[2]
(c)	Not applicable.
(d)	(1)	Investment Advisory Agreement between the Registrant and Horizons ETFs Management (US) LLC with respect to the Horizons NASDAQ 100 Covered Call ETF[3]
	(2)	Investment Advisory Agreement between the Registrant and Horizons ETFs Management (US) LLC with respect to the Horizons DAX Germany ETF and Recon Capital FTSE 100 ETF[4]
	(3)	Form of Investment Advisory Agreement between the Registrant and Horizons ETFs Management (US) LLC with respect to the Horizons Currency Hedged DAX Germany ETF and Horizons Currency Hedged FTSE 100 United Kingdom ETF[5]
	(4)	Form of Investment Advisory Agreement between the Registrant and Horizons ETFs Management (US) LLC with respect to the BullMark LatAm Select Leaders ETF[5]
	(5)	Investment Advisory Agreement between the Registrant and Horizons ETFs Management (US) LLC with respect to the Horizons USA Managed Risk ETF[7]
	(6)	Investment Advisory Agreement between the Registrant and Horizons ETFs Management (US) LLC with respect to the Horizons China High Dividend ETF[8].
	(7)	Sub-Advisory Agreement between Horizons ETFs Management (US) LLC and Mirae Asset Global Investments (Hong Kong) Ltd. with respect to the Horizons China High Dividend ETF[8].
	(8)	Investment Advisory Agreement between the Registrant and Horizons ETFs Management (US) LLC with respect to the Horizons S&P 500® Covered Call ETF. [9]
(e)	(1)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC [5]
	(2)	Form of Third Amendment to Distribution Agreement between the Registrant and Foreside Fund Services, LLC[7]
	(3)	Fourth Amendment to Distribution Agreement between the Registrant and Foreside Fund Services, LLC[9]
(f)	Not applicable.
(g)	(1)	Custody Agreement between Registrant and U.S. Bank National Association[6]

(2) Fund Accounting and Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC[6]
(3) Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC[6]
(4) Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC[6]
(5) Expense Limitation Agreement with respect to Horizons USA Managed Risk ETF[7]
(i)	Opinion and Consent of Counsel [10]
(j)	Consent of Independent Registered Public Accounting Firm with respect to Horizons S&P 500 Covered Call ETF[10]
(k)	Not applicable.
(l)	Not applicable.
(m)	Distribution and Service Plan[9]
(n)	Not applicable.
(o)	Not applicable.
(p)	(1) Code of Ethics of the Registrant[2]
(2) Code of Ethics of Horizons ETFs Management (US) LLC [4]
(3) Code of Ethics of Foreside Fund Services, LLC[5]
(4) Code of Ethics of Sub-Adviser[8]

Other Exhibits: Powers of Attorney6

[1]	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement, SEC File No. 333-183155, filed August 8, 2012.
[2]	Incorporated herein by reference to the corresponding exhibit to the Registrant’s Registration Statement, SEC File No. 333-183155, filed September 4, 2013.
[3]	Incorporated herein by reference to the corresponding exhibit to the Registrant’s Registration Statement, SEC File No. 333-183155, filed November 19, 2013.
[4]	Incorporated herein by reference to the corresponding exhibit to the Registrant’s Registration Statement, SEC File No. 333-183155, filed August 27, 2014.
[5]	Incorporated herein by reference to the corresponding exhibit to the Registrant’s Registration Statement, SEC File No. 333-183155, filed March 2, 2015.
[6]	Incorporated herein by reference to the corresponding exhibit to the Registrant’s Registration Statement, SEC File No. 333-183155, filed May 18, 2016.
[7]	Incorporated herein by reference to the corresponding exhibit to the Registrant’s Registration Statement, SEC File No. 333-183155, filed September 16, 2016
[8]	Incorporated herein by reference to the corresponding exhibit to the Registrant’s Registration Statement, SEC File No. 333-183155, filed April 21, 2017
[9]	Incorporated herein by reference to the corresponding exhibit to the Registrant’s Registration Statement, SEC File No. 333-183155, filed July 10, 2017.
[10]	To be filed by subsequent amendment.

Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Pursuant to Section 9.5 of the Agreement and Declaration of Trust (the "Declaration"), every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise ("Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided under the Declaration to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

Item 31. Business and Other Connections of the Investment Adviser

See "Management" in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32. Principal Underwriters

(a)	Foreside Fund Services, LLC (the "Distributor") serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

	1.	ABS Long/Short Strategies Fund
	2.	Absolute Shares Trust
	3.	AdvisorShares Trust
	4.	American Beacon Funds
	5.	American Beacon Select Funds
	6.	Archstone Alternative Solutions Fund
	7.	Ark ETF Trust
	8.	Avenue Mutual Funds Trust
	9.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
	10.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
	11.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
	12.	Bridgeway Funds, Inc.
	13.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
	14.	Center Coast MLP & Infrastructure Fund (closed-end non-interval, exchange listed fund)
	15.	Context Capital Funds
	16.	CornerCap Group of Funds
	17.	Corsair Opportunity Fund
	18.	Direxion Shares ETF Trust
	19.	Eaton Vance NextShares Trust

20.	Eaton Vance NextShares Trust II
21.	Evanston Alternative Opportunities Fund
22.	Exchange Listed Funds Trust
23.	FEG Absolute Access Fund I LLC
24.	FlexShares Trust
25.	Forum Funds
26.	Forum Funds II
27.	FQF Trust
28.	FSI Low Beta Absolute Return Fund
29.	Guinness Atkinson Funds
30.	Henderson Global Funds
31.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)
32.	Horizons ETF Trust I
33.	Infinity Core Alternative Fund
34.	Ironwood Institutional Multi-Strategy Fund LLC
35.	Ironwood Multi-Strategy Fund LLC
36.	John Hancock Exchange-Traded Fund Trust
37.	Little Harbor Multistrategy Composite Fund
38.	Lyons Funds
39.	Manor Investment Funds
40.	Miller/Howard Funds Trust
41.	Moerus Worldwide Value Fund, a series of Northern Lights Fund Trust IV
42.	Montage Managers Trust
43.	Palmer Square Opportunistic Income Fund
44.	PENN Capital Funds Trust
45.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
46.	Pine Grove Alternative Fund
47.	Pine Grove Alternative Institutional Fund
48.	Plan Investment Fund, Inc.
49.	PMC Funds, Series of Trust for Professional Managers
50.	Quaker Investment Trust
51.	Ramius Archview Credit and Distressed Feeder Fund
52.	Ramius Archview Credit and Distressed Fund
53.	Renaissance Capital Greenwich Funds
54.	RMB Investors Trust (f/k/a Burnham Investors Trust)
55.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
56.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
57.	Salient MF Trust
58.	SharesPost 100 Fund
59.	Sound Shore Fund, Inc.
60.	Steben Alternative Investment Funds
61.	Steben Select Multi-Strategy Fund
62.	Strategy Shares
63.	The 504 Fund
64.	The Community Development Fund
65.	TIFF Investment Program
66.	TrimTabs ETF Trust
67.	Turner Funds
68.	U.S. Global Investors Funds

69.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
70.	Wintergreen Fund, Inc.
71.	WisdomTree Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100,	President, Treasurer and Manager	None
Portland, ME 04101

Mark A. Fairbanks	Three Canal Plaza, Suite 100,	Vice President	None
Portland, ME 04101

Jennifer K. DiValerio	899 Cassatt Road 400 Berwyn Park Suite 110 Berwyn, PA 19312	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100,	Vice President and Chief Compliance Officer	None
Portland, ME 04101

Jennifer E. Hoopes	Three Canal Plaza, Suite 100,	Secretary	None
Portland, ME 04101

(c)	Not applicable.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of Horizons ETFs Management (US) LLC, 625 Madison Avenue, 3rd Floor, New York, New York 10022, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, WI 53202, U.S. Bank National Association, 1555 North River Center Drive, Milwaukee, WI 53212. Foreside Fund Services, LLC maintains all records relating to its services as Distributor of the Registrant at Three Canal Plaza, Suite 100, Portland, Maine 04101.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, and State of New York, on the 22nd day of September, 2017.

Horizons ETF Trust I
By:	/s/ Garrett K. Paolella
Name:	Garrett K. Paolella
Title:	Trustee, President, and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following person in the capacities indicated on September 22, 2017.

Signature	Title	Date

/s/ Garrett K. Paolella Garrett K. Paolella	Trustee, President, and Chief Executive Officer	September 22, 2017

John L. Jacobs*	Trustee	September 22, 2017
John L. Jacobs

Robinson C. Jacobs*	Trustee	September 22, 2017
Robinson C. Jacobs

Mark W. Buckley-Jones*	Trustee	September 22, 2017
Mark W. Buckley-Jones

/s/ Christopher W. Roleke Christopher W. Roleke	Treasurer and Chief Financial Officer	September 22, 2017

*By:	/s/ Garrett K. Paolella
Garrett K. Paolella

Attorney-in-Fact, pursuant to Powers of Attorney filed on August 24, 2015 or February 26, 2016 and incorporated by reference herein

Exhibit Index